Exhibit 10(a)

                                    Comerica
                          Amendment to Credit Agreement

This Amendment to Credit Agreement ("Amendment") is made, delivered, and effective as of October 14, 2004, by and between MICROWAVE TRANSMISSION SYSTEMS, INC. (herein referred to with all successors, assigns, and/or personal representatives as the "Parent"), MTSI, INC., a Texas corporation ("MTSI"), EPIC COMMUNICATIONS, INC., a Texas corporation ("ECI"), a Texas corporation ("ECI"), CKS MANAGEMENT, INC., a Texas corporation ("CKS"), VIPER COMMUNICATION SYSTEMS, INC., a Texas corporation ("VCS")(Parent, MTSI, ECI, CKS, and VCS, each individually a "Borrower" and collectively the "Borrowers") and COMERICA BANK ("Bank")

WHEREAS, PURSUANT TO the terms and conditions of that certain Credit Agreement ("Credit Agreement") dated as of July 30, 2004 by and between Borrower and Bank, Bank made certain loans and credit accommodations to Borrower (the "Loans"); and

WHEREAS, repayment of the Loans is guaranteed by the Preston D. Spurlin ("Guarantor") pursuant to that certain Guaranty Agreement dated as of July 30, 2004 (the "Guaranty").

WHEREAS, Bank and Borrower desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1. For the fiscal quarter ending December 31, 2004 only, Bank shall add Borrower's goodwill write down, up to $3,000,000.00 to the numerator in its calculation of Borrower's "Cash Flow Coverage Ratio" as defined in
         Section 4.3 of the Credit Agreement. Thereafter , the Cash Flow Coverage Ratio shall be calculated in accordance with the definition currently described in the Credit Agreement.

2. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

3. All the terms used in this Amendment which are defined in the Credit Agreement shall have the same meaning as used in the Credit Agreement, unless otherwise defined in this Amendment.

4. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Loans, or any amendments, extensions or modifications thereof, or Bank's administration of the Loans or otherwise, INCLUDING ANY CLAIMS CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

5. This Amendment is not an agreement to any further or other amendment of the Loans or Credit Agreement.

6. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Credit Agreement, as amended, remain in full force and effect and is ratified, confirmed and restated. This Amendment shall neither extinguish nor constitute a novation of any notes relating to the Loans or the Indebtedness evidenced thereby.

7. THIS AMENDMENT AND THE OTHER "LOAN AGREEMENTS" (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED)

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         REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AMENDMENT
         AND THE OTHER WRITTEN LOAN AGREEMENTS MYA NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

BORROWERS:                                                        BANK

MICROWAVE TRANSMISSION SYSTEMS, INC.,                      COMERICA BANK
A Texas corporation



By: /s/ Preston D. Spurlin                         By: /s/ William Ragle
Preston David Spurlin, Chief Executive Officer     William Ragle, Vice President




MTSI, INC., a Texas corporation


By: /s/ Preston D. Spurlin
    Preston David Spurlin, President



EPIC COMMUNICATIONS, INC.,


By: /s/ Preston D. Spurlin
    Preston David Spurlin, President

CKS MANAGEMENT, INC.,


By: /s/ Preston D. Spurlin
    Preston David Spurlin, President




VIPER COMMUNICATION SYSTEMS, INC., a Texas corporation


By: /s/ Preston D. Spurlin
    Preston David Spurlin, President